UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2025

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-07151	31-0595760
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.00 par value	CLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	On November 19, 2025, The Clorox Company (the “Company”) held its virtual annual meeting of shareholders.

(b)	The shareholders (1) elected all of the Company’s nominees for director, (2) approved the compensation of the Company’s named executive officers on an advisory basis, and (3) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

The final voting results on each of the matters submitted to a vote are as follows:

1.	Election of Directors:

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Gina Boswell	87,241,439	911,643	304,320	16,748,497
Stephen B. Bratspies	87,311,360	828,040	318,002	16,748,497
Pierre R. Breber	86,288,908	1,855,117	313,378	16,748,497
Julia Denman	87,349,899	806,877	300,626	16,748,497
Esther Lee	84,749,929	3,372,071	335,403	16,748,497
A.D. David Mackay	87,066,608	1,080,570	310,224	16,748,497
Stephanie Plaines	86,840,639	1,222,967	393,796	16,748,497
Linda Rendle	81,216,339	6,634,729	606,334	16,748,497
Matthew J. Shattock	87,292,871	850,101	314,430	16,748,497
Russell J. Weiner	85,462,554	2,668,550	326,299	16,748,497
Christopher J. Williams	86,560,378	1,529,347	367,677	16,748,497

2.	Advisory Vote on the Approval of Named Executive Officers Compensation:
Number of Votes
For	Against	Abstain	Broker Non-Votes
79,985,792	7,577,339	894,271	16,748,497

3.	Ratification of the selection of Ernst & Young LLP as the Company’s independent auditor for 2026.

Number of Votes
For	Against	Abstain	Broker Non-Votes
99,330,452	5,516,058	359,389	0

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date:	November 20, 2025	By:	/s/ Angela Hilt
Angela Hilt
Executive Vice President - Chief Legal and External Affairs Officer and Corporate Secretary